UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2014

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices, including Zip Code)

(888) 882-1880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated January 31, 2014 (the “Original Form 8-K”) filed by Brightcove Inc. (the “Company”) with the Securities and Exchange Commission on January 31, 2014, announcing the completion of the Company’s acquisition of substantially all of the assets of Unicorn Media, Inc., a Delaware corporation (“Unicorn Media”), pursuant to an Asset Purchase Agreement and Plan of Reorganization (the “Purchase Agreement”), dated as of January 6, 2014 by and among the Company, Cacti Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Unicorn Media, Unicorn Media of Arizona, Inc., an Arizona corporation (“Unicorn Arizona Sub”), U Media Limited, a private limited company registered in England and Wales (“Unicorn UK Sub” and, together with Unicorn Media and Unicorn Arizona Sub, “Unicorn”), and the Securityholders’ Representative named therein. At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Unicorn and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of substantially all of the assets of Unicorn, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Unicorn as of and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2013 giving effect to the acquisition of substantially all of the assets of Unicorn, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement and Plan of Reorganization, dated as of January 6, 2014, by and among Brightcove Inc., Cacti Acquisition LLC, Unicorn Media, Inc., Unicorn Media of Arizona, Inc., U Media Limited and the Securityholders’ Representative named therein (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2014)

23.1	Consent of Independent Auditors

99.1	Unicorn Media, Inc. and Subsidiaries Audited Consolidated Financial Statements for the Years Ended December 31, 2013 and 2012

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Brightcove Inc. as of December 31, 2013 and for the Year Ended December 31, 2013

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2014

Brightcove Inc.

By:	/s/ Christopher Menard
Christopher Menard
Chief Financial Officer